NATIONWIDE MUTUAL FUNDS
Nationwide Growth Fund

Supplement dated March 12, 2014
to the Summary Prospectus dated March 1, 2014

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have meanings assigned to them in the Summary Prospectus.

1.
At a meeting of the Board of Trustees (the  “Board”) of Nationwide Mutual Funds (the “Trust”) held on March 12, 2014 (the “Meeting”), the Board approved the termination of Turner Investments, L.P., (“Turner”) as the subadviser to the Nationwide Growth Fund (the “Fund”), and approved the appointment of Boston Advisors, LLC (“Boston Advisors”) as a new subadviser to the Fund.   This change is anticipated to take effect on or about March 13, 2014, or as soon thereafter as is reasonably practicable (the “Effective Date”).

2.	As of the Effective Date, the Summary Prospectus is amended as follows:

a.	The information under the heading “Fund Summary – Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund invests primarily in common stocks issued by large-cap companies, utilizing a growth style of investing.  In other words, the Fund seeks companies whose earnings the subadviser expects to grow consistently faster than those of other companies.  The subadviser uses a quantitative process (mathematical and statistical methods) that applies various factors both to evaluate current market conditions and to identify possible investment opportunities. This process is based on the subadviser’s belief that stocks evidencing specific factors or combinations of factors outperform other stocks during specific market environments and underperform in others.  Because the market environment changes continuously, different factors, or combinations of factors, are in favor or out of favor at different times.

In managing the Fund, the subadviser first assesses those factors, or combinations of factors, that it believes to be in favor in the market at any given time.  It then applies factor analysis to industry groups, and then to individual stocks within such industry groups, in selecting stocks and building the portfolio.  The subadviser then applies fundamental analysis (qualitative research) to refine the results of its quantitative models with the goal of constructing an overall portfolio that emphasizes those stocks that it believes will be more likely to succeed under prevailing market conditions.

The Fund generally will sell a stock when, under the subadviser’s model, its ranking declines.  The Fund also may sell a stock when, in the subadviser’s opinion, the factors in favor under the prevailing market environment have changed, or when the subadviser believes other opportunities appear more attractive.  The Fund may engage in active and frequent trading of portfolio securities.

b.	The information under the heading “Portfolio Management – Subadviser” on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Boston Advisors, LLC (“Boston Advisors”)

c.	The information under the heading “Portfolio Management – Portfolio Managers” on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Douglas A. Riley	Senior Vice President & Portfolio Manager, Boston Advisors	Since 2014
Michael J. Vogelzang	President & Chief Investment Officer, Boston Advisors	Since 2014
David Hanna	Senior Vice President & Director of Alternative Investments, Boston Advisors	Since 2014
Edward Mulrane	Vice President & Director of Quantitative Research, Boston Advisors	Since 2014

3.
Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Boston Advisors.

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